Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

Statement of Eligibility Under the

Trust Indenture Act of 1939 of a Corporation
Designated to Act as Trustee

U.S. BANK TRUST NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

United States (State of Incorporation)	41-0257700 (I.R.S. Employer Identification No.)

U.S. Bank Trust Center 180 East Fifth Street St. Paul, Minnesota (Address of Principal Executive Offices)	55101 (Zip Code)

Equity Office Properties Trust

EOP Operating Limited Partnership
(Exact name of Registrant as specified in its charter)

Maryland Delaware (State of Incorporation)	36-4151656 36-4156801 (I.R.S. Employer Identification No.)

Two North Riverside Plaza Suite 2100 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

Guarantees

Senior Debt Securities
(Title of the Indenture Securities)

GENERAL

1.	General Information Furnish the following information as to the Trustee.

(a)	Name and address of each examining or supervising authority to which it is subject. Comptroller of the Currency Washington, D.C.

(b)	Whether it is authorized to exercise corporate trust powers. Yes

2.	AFFILIATIONS WITH OBLIGOR AND UNDERWRITERS If the obligor or any underwriter for the obligor is an affiliate of the Trustee, describe each such affiliation. None

           See Note following Item 16.

           Items 3-15 are not applicable because to the best of the Trustee’s knowledge the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

16.	LIST OF EXHIBITS List below all exhibits filed as a part of this statement of eligibility and qualification.

           1.  Copy of Articles of Association.*

           2.  Copy of Certificate of Authority to Commence Business.*

3.	Authorization of the Trustee to exercise corporate trust powers (included in Exhibits 1 and 2; no separate instrument).*

           4.  Copy of existing By-Laws.*

           5.  Copy of each Indenture referred to in Item 4. N/ A.

           6.  The consents of the Trustee required by Section 321(b) of the act.

7.	Copy of the latest report of condition of the Trustee published pursuant to law or the requirements of its supervising or examining authority.

           *  Incorporated by reference to Registration Number 22-27000.

NOTE

      The answers to this statement insofar as such answers relate to what persons have been underwriters for any securities of the obligors within three years prior to the date of filing this statement, or what persons are owners of 10% or more of the voting securities of the obligors, or affiliates, are based upon information furnished to the Trustee by the obligors. While the Trustee has no reason to doubt the accuracy of any such information, it cannot accept any responsibility therefor.

SIGNATURE

      Pursuant to the requirements of the Trust Indenture Act of 1939, the Trustee, U.S. Bank Trust National Association, an Association organized and existing under the laws of the United States, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, and its seal to be hereunto affixed and attested, all in the City of Saint Paul and State of Minnesota on the 29th day of March, 2001.

U.S. BANK TRUST NATIONAL ASSOCIATION

/s/ JULIE EDDINGTON _________________________________________ Julie Eddington Assistant Vice President

/s/ LORI-ANNE ROSENBERG
______________________________________________________
Lori-Anne Rosenberg

Assistant Secretary

EXHIBIT 6

CONSENT

      In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK TRUST NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: March 29, 2001

U.S. BANK TRUST NATIONAL ASSOCIATION

/s/ JULIE EDDINGTON _________________________________________ Julie Eddington
Assistant Vice President

RC-01.A	RCON0081 Cash and Noninterest-Bearing Balances	60353

RC-01.B	RCON0071 Interest-Bearing Balances	0

RC-02.A	RCON1754 Securities Held-to-Maturity	0

RC-02.B	RCON1773 Securities Available-for-sale	3153

RC-03	RCON1350 Fed Funds Sold & Secs Purchased	0

RC-04.A	RCON2122 Loans and Leases Net Unearned Income	0

RC-04.B	RCON3123 LESS: Allowance for Loan and Lease Lo	0

RC-04.C	RCON3128 LESS: Allocated Transfer Risk Reserve	0

RC-04.D	RCON2125 Total 4.A 4.B 4.C	0

RC-05	RCON3545 Trading Assets	0

RC-06	RCON2145 Premises and Fixed Assets	3314

RC-07	RCON2150 Other Real Estate Owned	0

RC-08	RCON2130 Investments in Unconsol Subs	0

RC-09	RCON2155 Customer’s Liability On Acceptances	0

RC-10	RCON2143 Intangible Assets	0

RC-11	RCON2160 Other Assets	32576

RC-12	RCON2170 Total Assets	99396

RC-13.A	RCON2200 Deposits - Domestic Offices	0

RC-13.A.1	RCON6631 Domestic Deposits - Nonint-Bearing	0

RC-13.A.2	RCON6636 Domestic Deposits - Int-Bearing	0

RC-14	RCON2800 Fed Funds Purchased & Secs Sold	0

RC-15.A	RCON2840 Demand Notes to US Treasury	0

RC-15.B	RCON3548 Trading Liabilities	0

RC-16.A	RCON2332 Other Borrowed Money: Maturity < 1yr	108

RC-16.b	RCONA547 Other Borrowed Money: Maturity 1 - 3 yrs	0

RC-16.c	RCONA548 Other Borrowed Money: Maturity > 3yr	0

RC-18	RCON2920 Bank’s Liability on Acceptances	0

RC-19	RCON3200 Subordinated Notes and Debentures	0

RC-20	RCON2930 Other Liabilities	51545

RC-21	RCON2948 Total Liabilities	51653

RC-23	RCON3838 Perpetual Preferred Stock & Surplus	0

RC-24	RCON3230 Common Stock	1000

RC-25	RCON3839 Surplus (exclude preferred stock)	24000

RC-26.A	RCON3632 Undivided Profits/Capital Reserves	22741

RC-26.B	RCON8434 Unrealized holding gain(loss) secur.	2

RC-26.C	RCON4336 Accum net gains (loss) on cash hedge	0

RC-28	RCON3210 Total Equity/Capital	47743

RC-29	RCON3300 Total Liab/Stock/Eq/Capital	99396

RC-M.1	RCON6724 Auditor memo	N/A

RCA1.A	RCON0020 Cash Items in Process of Collection	23

RCA1.B	RCON0080 Currency and Coin	0

RCA2.A	RCON0083 Due from US Dep’y/Agency For Banks	0

RCA2.B	RCON0085 Due from Other US Dep’y	60325

RCA3.A	RCON0073 Due from For Branches of US Banks	0

RCA3.B	RCON0074 Due from Other For Banks	5

RCA4	RCON0090 Due from Federal Reserve Banks	0

RCA5	RCON0010 Total Balances Due & Cash	60353

RCAM.1	RCON0050 Memoranda: Nonint Due From US Coml	60325

RCB1.A	RCON0211 Held: Cost: US Treasury Securities	0

RCB1.B	RCON0213 Held: Value: US Treasury Securities	0

RCB1.C	RCON1286 Sale: Cost: US Treasury Securities	251

RCB1.D	RCON1287 Sale: Value: US Treasury Securities	253

RCB2.A.A	RCON1289 Held: Cost: Obligations US agencies	0

RCB2.A.B	RCON1290 Held: Value: Obligations US agencies	0

RCB2.A.C	RCON1291 Sale: Cost: Obligations US agencies	0

RCB2.A.D	RCON1293 Sale: Value: Obligations US agencies	0

RCB2.B.A	RCON1294 Held: Cost: Obligations US sponsored	0

RCB2.B.B	RCON1295 Held: Value: Obligations US sponsored	0

RCB2.B.C	RCON1297 Sale: Cost: Obligations US sponsored	0

RCB2.B.D	RCON1298 Sale: Value: Obligations US sponsored	0

RCB3.A.A	RCON1676 Held: Cost: General Obligations	0

RCB3.A.B	RCON1677 Held: Value: General Obligations	0

RCB3.A.C	RCON1678 Sale: Cost: General Obligations	0

RCB3.A.D	RCON1679 Sale: Value: General Obligations	0

RCB3.B.A	RCON1681 Held: Cost: Revenue Obligations	0

RCB3.B.B	RCON1686 Held: Value: Revenue Obligations	0

RCB3.B.C	RCON1690 Sale: Cost: Revenue Obligations	0

RCB3.B.D	RCON1691 Sale: Value: Revenue Obligations	0

RCB3.C.A	RCON1694 Held: Cost: Industrial Obligations	0

RCB3.C.B	RCON1695 Held: Value: Industrial Obligations	0

RCB3.C.C	RCON1696 Sale: Cost: Industrial Obligations	0

RCB3.C.D	RCON1697 Sale: Value: Industrial Obligations	0

RCB4.A.1.A	RCON1698 Held: Cost: Security Guaranteed GNMA	0

RCB4.A.1.B	RCON1699 Held: Value: Security Guaranteed GNMA	0

RCB4.A.1.C	RCON1701 Sale: Cost: Security Guaranteed GNMA	0

RCB4.A.1.D	RCON1702 Sale: Value: Security Guaranteed GNMA	0

RCB4.A.2.A	RCON1703 Held: Cost: Security Issued FNMA	0

RCB4.A.2.B	RCON1705 Held: Value: Security Issued FNMA	0

RCB4.A.2.C	RCON1706 Sale: Cost: Security Issued FNMA	0

RCB4.A.2.D	RCON1707 Sale: Value: Security Issued FNMA	0

RCB4.A.3.A	RCON1709 Held: Cost: Other Pass-through Secs	0

RCB4.A.3.B	RCON1710 Held: Value: Other Pass-through Secs	0

RCB4.A.3.C	RCON1711 Sale: Cost: Other Pass-through Secs	0

RCB4.A.3.D	RCON1713 Sale: Value: Other Pass-through Secs	0

RCB4.B.1.A	RCON1714 Held: Cost: Issued/Guar. FNMA, etc.	0

RCB4.B.1.B	RCON1715 Held: Value: Issued/Guar. FNMA, etc.	0

RCB4.B.1.C	RCON1716 Sale: Cost: Issued/Guar. FNMA, etc.	0

RCB4.B.1.D	RCON1717 Sale: Value: Issued/Guar. FNMA, etc.	0

RCB4.B.2.A	RCON1718 Held: Cost: Collateralized MBS -FNMA	0

RCB4.B.2.B	RCON1719 Held: Value: Collateralized MBS -FNMA	0

RCB4.B.2.C	RCON1731 Sale: Cost: Collateralized MBS -FNMA	0

RCB4.B.2.D	RCON1732 Sale: Value: Collateralized MBS -FNMA	0

RCB4.B.3.A	RCON1733 Held: Cost: Other MBS	0

RCB4.B.3.B	RCON1734 Held: Value: Other MBS	0

RCB4.B.3.C	RCON1735 Sale: Cost: Other MBS	0

RCB4.B.3.D	RCON1736 Sale: Value: Other MBS	0

RCB5.A.A	RCON1737 Held: Cost: Other Domestic Debt Sec.	0

RCB5.A.B	RCON1738 Held: Value: Other Domestic Debt Sec.	0

RCB5.A.C	RCON1739 Sale: Cost: Other Domestic Debt Sec.	0

RCB5.A.D	RCON1741 Sale: Value: Other Domestic Debt Sec.	0

RCB5.B.A	RCON1742 Held: Cost: Foreign Debt Securities	0

RCB5.B.B	RCON1743 Held: Value: Foreign Debt Securities	0

RCB5.B.C	RCON1744 Sale: Cost: Foreign Debt Securities	0

RCB5.B.D	RCON1746 Sale: Value: Foreign Debt Securities	0

RCB6.A.C	RCONA510 Sale: Cost: Securities Mutual Funds	0

RCB6.A.D	RCONA511 Sale: Value: Securities Mutual Funds	0

RCB6.B.C	RCON1752 Sale: Cost: Other Equity Securities	2900

RCB6.B.D	RCON1753 Sale: Value: Other Equity Securities	2900

RCB7.A	RCON1754 Total Amort Cost- Held To Maturity	0

RCB7.B	RCON1771 Total Fair Value- Held To Maturity	0

RCB7.C	RCON1772 Total Amort Cost- Available For Sale	3151

RCB7.D	RCON1773 Total Fair Value- Available For Sale	3153

RCBM.1	RCON0416 Memoranda: Pledged securities	253

RCBM.2.A.1	RCONA549 Non-mortgage debt < 3 months	0

RCBM.2.A.2	RCONA550 Non-mortgage debt 3 - 12 months	0

RCBM.2.A.3	RCONA551 Non-mortgage debt 1 - 3 yrs	253

RCBM.2.A.4	RCONA552 Non-mortgage debt 3 - 5 yrs	0

RCBM.2.A.5	RCONA553 Non-mortgage debt 5 - 15 yrs	0

RCBM.2.A.6	RCONA554 Non-mortgage debt > 15 yrs	0

RCBM.2.B.1	RCONA555 Mortgage pass-through < 3 months	0

RCBM.2.B.2	RCONA556 Mortgage pass-through 3 - 12 months	0

RCBM.2.B.3	RCONA557 Mortgage pass-through 1 - 3 yrs	0

RCBM.2.B.4	RCONA558 Mortgage pass-through 3 - 5 yrs	0

RCBM.2.B.5	RCONA559 Mortgage pass-through 5 - 15 yrs	0

RCBM.2.B.6	RCONA560 Mortgage pass-through > 15 yrs	0

RCBM.2.C.1	RCONA561 Other mortgage-backed sec < 3 yrs	0

RCBM.2.C.2	RCONA562 Other mortgage-backed sec > 3 yrs	0

RCBM.2.D	RCONA248 Total debt securities < 1 yr	0

RCBM.7	RCON1778 Amortized Cost Held Securities Sold	0

RCBM.9.A	RCON8782 Structured Notes - Amortized Cost	0

RCBM.9.B	RCON8783 Structured Notes - Fair Value	0

RCC01.A	RCON1415 Const/Development	0

RCC01.B	RCON1420 Secured by Farmland	0

RCC01.C.1	RCON1797 Secured by 1-4: revolving, open-end	0

RCC01.C.2A	RCON5367 Secured by 1-4: Other (first liens)	0

RCC01.C.2B	RCON5368 Secured by 1-4: Other (junior liens)	0

RCC01.D	RCON1460 Secured by 5+	0

RCC01.E	RCON1480 Secured by Nonfarm Nonresidential	0

RCC02.A.1	RCON1506 To US Coml Branches of For Banks	0

RCC02.A.2	RCON1507 To Other US Coml	0

RCC02.B	RCON1517 To Other US Dep’y	0

RCC02.C.1	RCON1513 To For Branches of US Banks	0

RCC02.C.2	RCON1516 To Other Banks in Foreign Countries	0

RCC03	RCON1590 Ag/Farm Loans	0

RCC04.A	RCON1763 Coml/Indl (US Addressee)	0

RCC04.B	RCON1764 Coml/Indl (Non-US Addressee)	0

RCC05	RCON1755 Acceptances of Other Banks	0

RCC06.A	RCON2008 Credit Cards	0

RCC06.B	RCON2011 Other Consumer	0

RCC07	RCON2081 Loans to Foreign Govt	0

RCC08	RCON2107 Obligations US States & Subdivisions	0

RCC09.A	RCON1545 Loans for Securities	0

RCC09.B	RCON1564 All Other Loans	0

RCC10	RCON2165 Lease Financing Receivables	0

RCC11	RCON2123 LESS: Any Unearned Income	0

RCC12	RCON2122 Total Loans/Leases	0

RCCM.2.A	RCON1617 Memoranda: Restruc’d RE Loans	0

RCCM.2.B	RCON8691 Memoranda: Restruc’d Loans & Leases	0

RCCM.3.A.1	RCONA564 Loans sec by real estate < 3 months	0

RCCM.3.A.2	RCONA565 Loans sec by real estate 3 - 12 months	0

RCCM.3.A.3	RCONA566 Loans sec by real estate 1 - 3 yrs	0

RCCM.3.A.4	RCONA567 Loans sec by real estate 3 - 5 yrs	0

RCCM.3.A.5	RCONA568 Loans sec by real estate 5 - 15 yrs	0

RCCM.3.A.6	RCONA569 Loans sec by real estate > 15 yrs	0

RCCM.3.B.1	RCONA570 Other loans and leases < 3 months	0

RCCM.3.B.2	RCONA571 Other loans and leases 3 - 12 months	0

RCCM.3.B.3	RCONA572 Other loans and leases 1 - 3 yrs	0

RCCM.3.B.4	RCONA573 Other loans and leases 3 - 5 yrs	0

RCCM.3.B.5	RCONA574 Other loans and leases 5 - 15 yrs	0

RCCM.3.B.6	RCONA575 Other loans and leases > 15 yrs	0

RCCM.3.C	RCONA247 Total loans and leases < 1 yr	0

RCCM.3.D	RCONA577 Loans sec by nonfarm, nonres > 5 yrs	0

RCCM.3.E	RCONA578 Commercial and indust. > 3 yrs	0

RCCM.4	RCON2746 Loans to fin comm real est, const, la	0

RCCM.5	RCON5369 Loans & leases held for sale	0

RCCM.6	RCON5370 Adj rate closed-end loans sec 1-4 fam	0

RCCP2.01	RCON6999 YES/NO — RCC01.E & RCC04 >= $100,000	0

RCCP2.02AA	RCON5562 Number of Loans RCC01.E	N/A

RCCP2.02BA	RCON5563 Number of Loans RCC04	N/A

RCCP2.03AA	RCON5564 Number of Loans RCC01.E Orig <= $100K	N/A

RCCP2.03AB	RCON5565 Amount of Loans RCC01.E Orig <= $100K	N/A

RCCP2.03BA	RCON5566 # of Loans RCC01.E $100K<Orig<=$250K	N/A

RCCP2.03BB	RCON5567 $ of Loans RCC01.E $100K<Orig<=$250K	N/A

RCCP2.03CA	RCON5568 # of Loans RCC01.E $250K <Orig<=$1M	N/A

RCCP2.03CB	RCON5569 $ of Loans RCC01.E $250K < Orig<=$1M	N/A

RCCP2.04AA	RCON5570 Number of Loans RCC04 Orig <= $100K	N/A

RCCP2.04AB	RCON5571 Amount of Loans RCC04 Orig <= $100K	N/A

RCCP2.04BA	RCON5572 # of Loans RCC04 $100K< Orig <=$250K	N/A

RCCP2.04BB	RCON5573 $ of Loans RCC04 $100K< Orig <=$250K	N/A

RCCP2.04CA	RCON5574 # of Loans RCC04 $250K < Orig <=$1M	N/A

RCCP2.04CB	RCON5575 $ of Loans RCC04 $250K < Orig <=$1M	N/A

RCCP2.05	RCON6860 YES/NO - RCC01.B & RCC03 >= $100,000	0

RCCP2.06AA	RCON5576 Number of Loans RCC01.B	N/A

RCCP2.06BA	RCON5577 Number of Loans RCC03	N/A

RCCP2.07AA	RCON5578 Number of Loans RCC01.B Orig <= $100K	N/A

RCCP2.07AB	RCON5579 Amount of Loans RCC01.B Orig <= $100K	N/A

RCCP2.07BA	RCON5580 # of Loans RCC01.B$100K<Orig<=$250K	N/A

RCCP2.07BB	RCON5581 $ of Loans RCC01.B$100K<Orig<=$250K	N/A

RCCP2.07CA	RCON5582 # of Loans RCC01.B $250K<Orig<=$500K	N/A

RCCP2.07CB	RCON5583 $ of Loans RCC01.B $250K<Orig<=$500K	N/A

RCCP2.08AA	RCON5584 Number of Loans RCC03 - Orig <= $100K	N/A

RCCP2.08AB	RCON5585 Amount of Loans RCC03 - Orig <= $100K	N/A

RCCP2.08BA	RCON5586 # of Loans RCC03 -$100K<Orig<=$250K	N/A

RCCP2.08BB	RCON5587 $ of Loans RCC03 -$100K<Orig<=$250K	N/A

RCCP2.08CA	RCON5588 # of Loans RCC03 - $250K<Orig<=$500K	N/A

RCCP2.08CB	RCON5589 $ of Loans RCC03 - $250K<Orig<=$500K	N/A

RCE1.A	RCON2201 Private - Transaction	0

RCE1.B	RCON2240 Private - Demand	0

RCE1.C	RCON2346 Private - Nontransaction	0

RCE2.A	RCON2202 USG - Transaction	0

RCE2.B	RCON2280 USG - Demand	0

RCE2.C	RCON2520 USG - Nontransaction	0

RCE3.A	RCON2203 State/Local - Transaction	0

RCE3.B	RCON2290 State/Local - Demand	0

RCE3.C	RCON2530 State/Local - Nontransaction	0

RCE4.A	RCON2206 US Coml - Transaction	0

RCE4.B	RCON2310 US Coml - Demand	0

RCE4.C	RCON2550 US Coml - Nontransaction accounts “	0

RCE5.A	RCON2207 Other US Dep’y - Transaction	0

RCE5.B	RCON2312 Other US Dep’y - Demand	0

RCE5.C	RCON2349 Other US Dep’y - Nontransaction	0

RCE6.B	RCON2320 Foreign Banks - Demand	0

RCE6.C	RCON2236 Foreign Banks - Nontransaction accnts	0

RCE7.A	RCON2216 Foreign Govt - Transaction	0

RCE7.B	RCON2300 Foreign Govt - Demand	0

RCE7.C	RCON2377 Foreign Govt - Nontransaction	0

RCE8.A	RCON2330 Certified Checks - Transaction	0

RCE8.B	RCON2330 Certified Checks - Demand	0

RCE9.A	RCON2215 Total Tansaction Accounts	0

RCE9.B	RCON2210 Total Demand Deposits	0

RCE9.C	RCON2385 Total Nontransaction Accounts	0

RCEM.1.A	RCON6835 Memoranda: IRA/KEOGH	0

RCEM.1.B	RCON2365 Memoranda: Brokered Deposits	0

RCEM.1.C.1	RCON2343 Memoranda: Brokered <$100K	0

RCEM.1.C.2	RCON2344 Memoranda: Brokered Part <$100K	0

RCEM.1.D.1	RCONA243 Memoranda: Deps Denominated < 100,000	0

RCEM.1.D.2	RCONA244 Memoranda: Deps Denominated=> 100,000	0

RCEM.1.E	RCON5590 Memoranda: Preferred Deposits	0

RCEM.2.A.1	RCON6810 Memoranda: MMDAs	0

RCEM.2.A.2	RCON0352 Memoranda: Other Savings	0

RCEM.2.B	RCON6648 Memoranda: Time Deposits <$100K	0

RCEM.2.C	RCON2604 Memoranda: Time Deposits > $100,000	0

RCEM.3	RCON2398 Memoranda: All NOW Accounts	0

RCEM.5.A.1	RCONA579 Time dep < 100k maturity: < 3months	0

RCEM.5.A.2	RCONA580 Time dep < 100k maturity: 3 - 12 months	0

RCEM.5.A.3	RCONA581 Time dep < 100k maturity: 1 - 3 yrs	0

RCEM.5.A.4	RCONA582 Time dep < 100k maturity: > 3 yrs	0

RCEM.5.B	RCONA241 Time dep < 100k maturity: < 1 yr	0

RCEM.6.A.1	RCONA584 Time dep > 100k maturity: < 3 months	0

RCEM.6.A.2	RCONA585 Time dep > 100k maturity: 3 - 12 months	0

RCEM.6.A.3	RCONA586 Time dep > 100k maturity: 1 - 3 yrs	0

RCEM.6.A.4	RCONA587 Time dep > 100k maturity: > 3 yrs	0

RCEM.6.B	RCONA242 Time dep > 100k maturity: < 1 yr	0

RCF1	RCON2164 Income Earned, Not Collected Loans	0

RCF2	RCON2148 Net Deferred Assets	1977

RCF3.A	RCONA519 Interest Only Strip: Mortgage Loans	0

RCF3.B	RCONA520 Interest Only Strip: Other Assets	0

RCF4	RCON2168 Other Assets	30599

RCF4.A	RCON3549 Other Assets - Line A	13459

RCF4.B	RCON3550 Other Assets - Line B	N/A

RCF4.C	RCON3551 Other Assets - Line C	N/A

RCF5	RCON2160 Total Other Assets	32576

RCFM.1	RCON5610 Memo: Deferred Tax Assets Disallowed	0

RCG1.A	RCON3645 Expenses Accrued and Unpaid on deposi	0

RCG1.B	RCON3646 Other Expenses Accrued and Unpaid	15876

RCG2	RCON3049 Net Deferred Liabilities	0

RCG3	RCON3000 Minority Interest in Subsidiaries	0

RCG4	RCON2938 Other Liabilities	35669

RCG4.A	RCON3552 Other Liabilities - Line A	29538

RCG4.B	RCON3553 Other Liabilities - Line B	N/A

RCG4.C	RCON3554 Other Liabilities - Line C	N/A

RCG5	RCON2930 Total Other Liabilities	51545

RCK01	RCON3381 Interest-Bearing Due From	0

RCK02	RCON3382 US Govt/Treasury Securities	251

RCK03	RCON3383 State/Local Securities	0

RCK04.A	RCON3647 Other debt Securities	0

RCK04.B	RCON3648 Other equity Securities	820

RCK05	RCON3365 Fed Funds Sold	0

RCK06.A	RCON3286 Real Estate Loans	0

RCK06.B	RCON3287 Installment Loans	0

RCK06.C	RCON3288 Credit Cards	0

RCK06.D	RCON3289 Commercial Loans	0

RCK07	RCON3401 Trading Assets	0

RCK08	RCON3484 Lease Financing Receivables	0

RCK09	RCON3368 Total Assets	107310

RCK10	RCON3485 Transaction Accounts	0

RCK11.A	RCON3486 MMDAs	0

RCK11.B	RCON3487 Other Savings	0

RCK11.C	RCONA514 Time Deposits > $100,000	0

RCK11.D	RCONA529 Time Deposits < $100,000	0

RCK12	RCON3353 Fed Funds Purchased	0

RCK13	RCON3355 Other Borrowed Money	0

RCKM.1	RCON3379 Ag Loans in 6.A-6.D	N/A

RCL01.A	RCON3814 Unused Commits: Revolv Lines Secured	0

RCL01.B	RCON3815 Unused Commits: Credit Card Lines	0

RCL01.C1	RCON3816 Unused Commits: Comm Real Est, securd	0

RCL01.C2	RCON6550 Unused Commits: Comm Real Est, not sc	0

RCL01.D	RCON3817 Unused Commits: Securities Underwrit	0

RCL01.E	RCON3818 Unused Commits: Other Unused Commits	0

RCL02	RCON3819 Fincl Standby Letters of Credit	0

RCL02.A	RCON3820 Amount Fincl Standby Letters Conveyed	0

RCL03	RCON3821 Perfm Standby Letters of Credit	0

RCL03.A	RCON3822 Amount Perfm Standby Letters Conveyed	0

RCL04	RCON3411 Commercl & Similar Letters of Credit	0

RCL05	RCON3428 Participations in Acceptncs Conveyed	0

RCL06	RCON3429 Participations in Acceptncs Acquired	0

RCL07	RCON3432 Securities Borrowed	0

RCL08	RCON3433 Securities Lent	0

RCL09.A.1	RCONA521 1-4 Family: Outstanding Balance	0

RCL09.A.2	RCONA522 1-4 Family: Amount of Recourse	0

RCL09.B.1	RCONA523 Other Assets: Outstanding Balance	0

RCL09.B.2	RCONA524 Other Assets: Amount of Recourse	0

RCL09.C.1	RCONA249 Small bus oblig:outstnding principal	0

RCL09.C.2	RCONA250 Small bus oblig:amnt of retained rcrs	0

RCL10.A	RCONA534 Credit Deriatives: Guarantor	0

RCL10.B	RCONA535 Credit Deriatives: Benificiary	0

RCL11	RCON8765 Spot Foreign Exchange Contracts	0

RCL12	RCON3430 Other Off-Balance Sheet Liabilities	0

RCL12.A	RCON3555 Other Off-Balance Sheet Liabilities-A	N/A

RCL12.B	RCON3556 Other Off-Balance Sheet Liabilities-B	N/A

RCL12.C	RCON3557 Other Off-Balance Sheet Liabilities-C	N/A

RCL12.D	RCON3558 Other Off-Balance Sheet Liabilities-D	N/A

RCL13	RCON5591 All Other Off-Balance Sheet Assets	0

RCL13.A	RCON5592 Other Off-Balance Sheet Assets - A	N/A

RCL13.B	RCON5593 Other Off-Balance Sheet Assets - B	N/A

RCL13.C	RCON5594 Other Off-Balance Sheet Assets - C	N/A

RCL13.D	RCON5595 Other Off-Balance Sheet Assets - D	N/A

RCL14.A.A	RCON8693 Int Rate Contracts - Gross Futures	0

RCL14.A.B	RCON8694 Forgn Exch Contracts - Gross Futures	0

RCL14.A.C	RCON8695 Equity Contracts - Gross Futures	0

RCL14.A.D	RCON8696 Commodity Contracts - Gross Futures	0

RCL14.B.A	RCON8697 Int Rate Contracts - Gross Forwards	0

RCL14.B.B	RCON8698 Forgn Exch Contracts - Gross Forwards	0

RCL14.B.C	RCON8699 Equity Contracts - Gross Forwards	0

RCL14.B.D	RCON8700 Commodity Contracts - Gross Forwards	0

RCL14.C.1A	RCON8701 Int Rate Contracts - Exchg Trad Wrttn	0

RCL14.C.1B	RCON8702 Forgn Exch Contracts - Exchg Trad Wrt	0

RCL14.C.1C	RCON8703 Equity Contracts - Exchg Trad Written	0

RCL14.C.1D	RCON8704 Commodity Contracts - Exchg Trad Wrtn	0

RCL14.C.2A	RCON8705 Int Rate Contracts - Exchg Trad Purch	0

RCL14.C.2B	RCON8706 Forgn Exch Contracts - Exchg Trad Pur	0

RCL14.C.2C	RCON8707 Equity Contracts - Exchg Trad Purchas	0

RCL14.C.2D	RCON8708 Commodity Contracts - Exchg Trade Pur	0

RCL14.D.1A	RCON8709 Int Rate Contracts - OTC Written Optn	0

RCL14.D.1B	RCON8710 Forgn Exch Contracts - OTC Wrtn Optns	0

RCL14.D.1C	RCON8711 Equity Contracts - OTC Written Option	0

RCL14.D.1D	RCON8712 Commodity Contracts - OTC Written Opt	0

RCL14.D.2A	RCON8713 Int Rate Contracts - OTC Purchased Op	0

RCL14.D.2B	RCON8714 Forgn Exch Contracts - OTC Purchased	0

RCL14.D.2C	RCON8715 Equity Contracts - OTC Purchased Optn	0

RCL14.D.2D	RCON8716 Commodity Contracts - OTC Purch Optn	0

RCL14.E.A	RCON3450 Int Rate Contracts - Gross Swaps	0

RCL14.E.B	RCON3826 Forgn Exch Contracts - Gross Swaps	0

RCL14.E.C	RCON8719 Equity Contracts - Gross Swaps	0

RCL14.E.D	RCON8720 Commodity Contracts - Gross Swaps	0

RCL15.A	RCONA126 Int Rate Contracts - Gross Held Trade	0

RCL15.B	RCONA127 Forgn Exch Contracts - Gross Held Trd	0

RCL15.C	RCON8723 Equity Contracts - Gross Held Trading	0

RCL15.D	RCON8724 Commodity Contracts - Gross Held Trad	0

RCL16.A.A	RCON8725 Int Rate Contracts - Marked to Market	0

RCL16.A.B	RCON8726 Forgn Exch Contracts - Marked to Mrkt	0

RCL16.A.C	RCON8727 Equity Contracts - Marked to Market	0

RCL16.A.D	RCON8728 Commodity Contracts - Marked to Mrkt	0

RCL16.B.A	RCON8729 Int Rate Contracts - NOT Marked	0

RCL16.B.B	RCON8730 Forgn Exch Contracts - NOT Marked	0

RCL16.B.C	RCON8731 Equity Contracts - NOT Marked	0

RCL16.B.D	RCON8732 Commodity Contracts - NOT Marked	0

RCL16.C.A	RCONA589 Int Rate Contracts - bank pays fixed	0

RCL17.A.1A	RCON8733 Int Rate Contracts Held - Pos Values	0

RCL17.A.1B	RCON8734 Forgn Exch Contracts Held - Pos Value	0

RCL17.A.1C	RCON8735 Equity Contracts Held - Pos Values	0

RCL17.A.1D	RCON8736 Commodity Contracts Held - Pos Value	0

RCL17.A.2A	RCON8737 Int Rate Contracts Held - Neg Values	0

RCL17.A.2B	RCON8738 Forgn Exch Contracts Held - Neg Value	0

RCL17.A.2C	RCON8739 Equity Contracts Held - Neg Values	0

RCL17.A.2D	RCON8740 Commodity Contracts Held - Neg Value	0

RCL17.B.1A	RCON8741 Int Rate Contracts Markd- Pos Values	0

RCL17.B.1B	RCON8742 Forgn Exch Contracts Markd- Pos Value	0

RCL17.B.1C	RCON8743 Equity Contracts Markd- Pos Values	0

RCL17.B.1D	RCON8744 Commodity Contracts Markd- Pos Value	0

RCL17.B.2A	RCON8745 Int Rate Contracts Markd- Neg Values	0

RCL17.B.2B	RCON8746 Forgn Exch Contracts Markd- Neg Value	0

RCL17.B.2C	RCON8747 Equity Contracts Markd- Neg Values	0

RCL17.B.2D	RCON8748 Commodity Contracts Markd- Neg Value	0

RCL17.C.1A	RCON8749 Int Rate Contracts Not Markd - PosVal	0

RCL17.C.1B	RCON8750 Forgn Exch Contracts Not Markd-PosVal	0

RCL17.C.1C	RCON8751 Equity Contracts Not Markd - PosVal	0

RCL17.C.1D	RCON8752 Commodity Contracts Not Markd-PosVal	0

RCL17.C.2A	RCON8753 Int Rate Contracts Not Markd - NegVal	0

RCL17.C.2B	RCON8754 Forgn Exch Contracts Not Markd-NegVal	0

RCL17.C.2C	RCON8755 Equity Contracts Not Markd - NegVal	0

RCL17.C.2D	RCON8756 Commodity Contracts Not Markd-NegVal	0

RCLM.3	RCON3833 Unused Commitments > 1 year	0

RCLM.3.A	RCON3834 Unused Commitments > 1 year	0

RCM01.A	RCON6164 Credit to Executives/Principals	0

RCM01.B	RCON6165 Num of Exec Who Borrowed $500,000/5%	0

RCM02	RCON3405 Fed Funds Sold - Foreign Banks	0

RCM04.A	RCON5500 O/S Bal Mortgages Serviced - GNMA	0

RCM04.B.1	RCON5501 O/S Bal Morts Serviced-FHLMC w/ recou	0

RCM04.B.2	RCON5502 O/S Bal Morts Serviced-FHLMC w/o rec	0

RCM04.C.1	RCON5503 O/S Bal Morts Serviced-FNMA Reg optn	0

RCM04.C.2	RCON5504 O/S Bal Morts Serviced-FNMA Spec optn	0

RCM04.D	RCON5505 O/S Bal Morts Serviced-All other	0

RCM06.A	RCON3164 Mortgage Servicing Rights	0

RCM06.A.1	RCONA590 Est fair value of mort servicing rights	0

RCM06.B.1	RCONB026 Other - Purchased Credit Card Rels	0

RCM06.B.2	RCON5507 Other Intangible Assets	0

RCM06.C	RCON3163 Goodwill	0

RCM06.D	RCON2143 Total Intangible Assets	0

RCM06.E	RCON6442 Intangible Assets Grandfathered	0

RCM07	RCON3295 Mandatory Convertible Debt Dedictated	0

RCM08.A.1	RCON5372 Othr Real Estate - Direct & Indirect	0

RCM08.A.2A	RCON5508 Othr Real Estate - All other Real Est	0

RCM08.A.2B	RCON5509 Othr Real Estate - Farmland	0

RCM08.A.2C	RCON5510 Othr Real Estate - 1-4 Family Residnt	0

RCM08.A.2D	RCON5511 Othr Real Estate - Multifamily Resid	0

RCM08.A.2E	RCON5512 Othr Real Estate - Nonfarm Nonresiden	0

RCM08.A.3	RCON2150 Othr Real Estate - Total	0

RCM08.B.1	RCON5374 Inves - Direct & Indirect invest R/E	0

RCM08.B.2	RCON5375 Inves - All othr invest unconsol subs	0

RCM08.B.3	RCON2130 Investmnts in unconsold subs - Total	0

RCM09	RCON3778 Noncumulative Perpetual Pref Stock	0

RCM10.A	RCON6441 Mutual Fund: Money Market Funds	0

RCM10.B	RCON8427 Mutual Fund: Equity Securities	0

RCM10.C	RCON8428 Mutual Fund: Debt Securities	0

RCM10.D	RCON8429 Mutual Fund: Other Mutual Funds	0

RCM10.E	RCON8430 Mutual Fund: Annuities	0

RCM10.F	RCON8784 Mutual Fund: Proprietary	0

RCM11	RCONA525 Net unamortized gains (Sched RC)	0

RCM12	RCONA526 Assets Netted Against (Sched RC)	0

RCM13	RCONA591 Outstanding principal balance serviced	0

RCMM.01	RCON3836 Interbank Holdings: Reciprocal DEC	0

RCN1.A	RCON1210 RE - US: 30-89 Days	0

RCN1.B	RCON1211 RE - US: 90+ Days	0

RCN1.C	RCON1212 RE - US: Nonaccrual	0

RCN2.A	RCON1214 Installment: 30-89 Days	0

RCN2.B	RCON1215 Installment: 90+ Days	0

RCN2.C	RCON1216 Installment: Nonaccrual	0

RCN3.A	RCON1218 Consumer: 30-89 Days	0

RCN3.B	RCON1219 Consumer: 90+ Days	0

RCN3.C	RCON1220 Consumer: Nonaccrual	0

RCN4.A	RCON1222 Commercial: 30-89 Days	0

RCN4.B	RCON1223 Commercial: 90+ Days	0

RCN4.C	RCON1224 Commercial: Nonaccrual	0

RCN5.A	RCON1226 Leases: 30-89 Days	0

RCN5.B	RCON1227 Leases: 90+ Days	0

RCN5.C	RCON1228 Leases: Nonaccrual	0

RCN6.A	RCON3505 Debt securities: 30-89 Days	0

RCN6.B	RCON3506 Debt securities: 90+ Days	0

RCN6.C	RCON3507 Debt securities: Nonaccrual	0

RCN7.A	RCON5612 Loans/Leases US Guaranteed-30-89 Days	0

RCN7.A.A	RCON5615 Loans/Leases Guaranteed: 30-89 Days	0

RCN7.A.B	RCON5616 Loans/Leases Guaranteed: 90+ Days	0

RCN7.A.C	RCON5617 Loans/Leases Guaranteed: Nonaccrual	0

RCN7.B	RCON5613 Loans/Leases US Guaranteed- 90+ Days	0

RCN7.C	RCON5614 Loans/Leases US Guaranteed-Nonaccrual	0

RCNM.1.A	RCON1658 Memoranda: (Res Loans) 30-89 Days	0

RCNM.1.B	RCON1659 Memoranda: (Res Loans) 90+ Days	0

RCNM.1.C	RCON1661 Memoranda: (Res Loans) Nonaccrual	0

RCNM.2.A	RCON1230 Memoranda: (Ag Loans) 30-89 Days	N/A

RCNM.2.B	RCON1231 Memoranda: (Ag Loans) 90+ Days	N/A

RCNM.2.C	RCON1232 Memoranda: (Ag Loans) Nonaccrual	N/A

RCNM.3.A	RCON5421 Comm Real Estate Loans: 30-89 Days	0

RCNM.3.B	RCON5422 Comm Real Estate Loans: 90+ Days	0

RCNM.3.C	RCON5423 Comm Real Estate Loans: Nonaccrual	0

RCNM.4.AA	RCON5424 Secured Loans - Const: 30-89 Days	0

RCNM.4.AB	RCON5425 Secured Loans - Const: 90+ Days	0

RCNM.4.AC	RCON5426 Secured Loans - Const: Nonaccrual	0

RCNM.4.BA	RCON5427 Secured Loans - Farmland: 30-89 Days	0

RCNM.4.BB	RCON5428 Secured Loans - Farmland: 90+ Days	0

RCNM.4.BC	RCON5429 Secured Loans - Farmland: Nonaccrual	0

RCNM.4.C1A	RCON5430 Secd Loans 1-4 Fam-Revol: 30-89 Days	0

RCNM.4.C1B	RCON5431 Secd Loans 1-4 Fam-Revol: 90+ Days	0

RCNM.4.C1C	RCON5432 Secd Loans 1-4 Fam-Revol: Nonaccrual	0

RCNM.4.C2A	RCON5433 Secd Loans 1-4 Fam-Other: 30-89 Days	0

RCNM.4.C2B	RCON5434 Secd Loans 1-4 Fam-Other: 90+ Days	0

RCNM.4.C2C	RCON5435 Secd Loans 1-4 Fam-Other: Nonaccrual	0

RCNM.4.DA	RCON5436 Secured Loans - Multifam: 30-89 Days	0

RCNM.4.DB	RCON5437 Secured Loans - Multifam: 90+ Days	0

RCNM.4.DC	RCON5438 Secured Loans - Multifam: Nonaccrual	0

RCNM.4.EA	RCON5439 Secured Loans - Non Farm: 30-89 Days	0

RCNM.4.EB	RCON5440 Secured Loans - Non Farm: 90+ Days	0

RCNM.4.EC	RCON5441 Secured Loans - Non Farm: Nonaccrual	0

RCO1.A	RCON0030 Unposted Debits	0

RCO1.B.1	RCON0031 Unposted Debits - Demand	N/A

RCO1.B.2	RCON0032 Unposted Debits - Time/Sav	N/A

RCO10	RCON8432 Deposit Institution Invest. Contracts	0

RCO11.A	RCON8785 Reciprocal Demand Bals - Savings Asc.	0

RCO11.B	RCONA181 Reciprocal Demand Bals - Foreign Brch	0

RCO11.C	RCONA182 Reciprocal Demand Bals - Cash Items	0

RCO12.A	RCONA527 Amt of Assets netted agst dem deps	0

RCO12.B	RCONA528 Amt of Assets netted agst tim/svg dep	0

RCO2.A	RCON3510 Unposted Credits	0

RCO2.B.1	RCON3512 Unposted Credits - Demand	N/A

RCO2.B.2	RCON3514 Unposetd Credits - Time/Sav	N/A

RCO3	RCON3520 Uninvested Trust Fund Cash	0

RCO4.A	RCON2211 Demand Deposit Unconsol Subs	0

RCO4.B	RCON2351 Time/Sav Deposits of Unconsol Subs	0

RCO4.C	RCON5514 Consol Subs - Interest accrued/unpaid	0

RCO6.A	RCON2314 Passed-Thru Bal Demand Deposit	0

RCO6.B	RCON2315 Passed-Thru Bal Time/Sav	0

RCO7.A	RCON5516 Unamortized premiums	0

RCO7.B	RCON5517 Unamortized discounts	0

RCO8.A.1	RCONA531 OAKAR: Total Deposits Purchased	N/A

RCO8.A.2	RCONA532 OAKAR: Amt of Purchased Deposits	N/A

RCO8.B	RCONA533 OAKAR: Total Deposits Sold	N/A

RCOM.1.A.1	RCON2702 Memoranda: $ Deposit Accts <$100,000	0

RCOM.1.A.2	RCON3779 Memoranda: # Deposit Accts <$100,000	N/A

RCOM.1.B.1	RCON2710 Memoranda: $ Deposit Accts >$100,000	0

RCOM.1.B.2	RCON2722 Memoranda: # Deposit Accts >$100,000	0

RCOM.2.A	RCON6861 Yes/No: Bank has a better method/proc	0

RCOM.2.B	RCON5597 If YES: Uninsured Deposits Amount	N/A

RCOM.3	RCONA545 Cert No of consolidated inst.	N/A

RCON1	RCON6979 There is no description for this item	0

RCR1	RCON6056 Do You Meet Capital Requirements? Y/N	0

RCR2.A	RCONA515 Subord Debt & Int Term Prfrd Stock	0

RCR2.B	RCONA516 Other Limited-Life cap Instr	0

RCR3.A1	RCON8274 Amnts used for cptl ratios:Tier 1 cpt	47741

RCR3.A2	RCON8275 Amnts used for cptl ratios:Tier 2 cpt	0

RCR3.B	RCON3792 Amnts used for cptl ratios:Risk based	47741

RCR3.C	RCONA222 Amnts used for cptl ratios:Allowance	0

RCR3.D1	RCONA223 Amnts used for cptl ratios:Rsk-wt ast	50106

RCR3.E	RCON1727 Amounts used for capital ratios	0

RCR3.F	RCONA224 Amnts used for cptl rat:Avrg tot asts”	107308

RCR4.A	RCON5163 00 % Risk assets recorded on Bal Sht	1006

RCR4.B	RCON3796 Zero % Risk: Credit Equiv Off-Balance	0

RCR5.A	RCON5165 20 % Risk assets recorded on Bal Sht	60353

RCR5.B	RCON3801 20 % Risk: Credit Equiv Off-Balance	0

RCR6.A	RCON3802 50 % Risk: Assets On Balance Sheet	0

RCR6.B	RCON3803 50 % Risk: Credit Equiv Off-Balance	0

RCR7.A	RCON3804 100 % Risk: Assets On Balance Sheet	38035

RCR7.B	RCON3805 100 % Risk: Credit Equiv Off-Balance	0

RCR8	RCON3806 On-Balance Sheet Values Excluded From	2

RCR9	RCON3807 Total Assets On Balance Sheet	99396

RCRM.01	RCON8764 Credit Exp - Off-Bal Sheet Derivative	N/A

RCRM.02.AA	RCON3809 Derivative Int Rate Contracts < 1 YR	N/A

RCRM.02.AB	RCON8766 Derivative Int Rate Contracts 1-5 YRS	N/A

RCRM.02.AC	RCON8767 Derivative Int Rate Contracts > 5 YRS	N/A

RCRM.02.BA	RCON3812 Derivative Fgn Exch Contracts < 1 YR	N/A

RCRM.02.BB	RCON8769 Derivative Fgn Exch Contracts 1-5 YRS	N/A

RCRM.02.BC	RCON8770 Derivative Fgn Exch Contracts > 5 YRS	N/A

RCRM.02.CA	RCON8771 Derivative Gold Contracts < 1 YR	N/A

RCRM.02.CB	RCON8772 Derivative Gold Contracts 1-5 YRS	N/A

RCRM.02.CC	RCON8773 Derivative Gold Contracts > 5 YRS	N/A

RCRM.02.DA	RCON8774 Derivative P Metals Contracts < 1 YR	N/A

RCRM.02.DB	RCON8775 Derivative P Metals Contracts 1-5 YRS	N/A

RCRM.02.DC	RCON8776 Derivative P Metals Contracts > 5 YRS	N/A

RCRM.02.EA	RCON8777 Derivative Commodity Contrcts < 1 YR	N/A

RCRM.02.EB	RCON8778 Derivative Commodity Contrcts 1-5 YRS	N/A

RCRM.02.EC	RCON8779 Derivative Commodity Contrcts > 5 YRS	N/A

RCRM.02.FA	RCONA000 Derivative Equity Contracts < 1 YR	N/A

RCRM.02.FB	RCONA001 Derivative Equity Contracts 1-5 YRS	N/A

RCRM.02.FC	RCONA002 Derivative Equity Contracts > 5 YRS	N/A

RCX01.A	RCON3561 Number Of Loans To Executive Officers	0

RCX01.B	RCON3562 Amount Of Loans To Executive Officers	0

RCX01.C1	RCON7701 Start Rate (####.##%) Loans To Execs.	0

RCX01.C2	RCON7702 Top Rate (####.##%) Loans To Execs.	0

RI-01.A.1	RIAD4246 Interest Income from Real Estate Loan	0

RI-01.A.2	RIAD4247 Int. Income from Installment Loans	0

RI-01.A.3	RIAD4248 Int. Income from Credit Cards	0

RI-01.A.4	RIAD4249 Int. Income from Commercial Loans	0

RI-01.B.1	RIAD4505 Income from Leases (Taxable)	0

RI-01.B.2	RIAD4307 Income from Leases (Exempt)	0

RI-01.C	RIAD4115 Income from Balances Due From Deps.	0

RI-01.D.1	RIAD4027 Income from US Treas/Govt Securities	20

RI-01.D.2A	RIAD4506 Income from State/Local Sec (Taxable)	0

RI-01.D.2B	RIAD4507 Income from State/Local Sec (Exempt)	0

RI-01.D.3	RIAD3657 Income from Other Domestic Debt Sec.	0

RI-01.D.4	RIAD3658 Income from Foreign Debt Sec	0

RI-01.D.5	RIAD3659 Income from Equity Sec	45

RI-01.E	RIAD4069 Income from Trading Assets	0

RI-01.F	RIAD4020 Income from Fed Fund Sold	0

RI-01.G	RIAD4107 Total Interest Income	65

RI-02.A.1	RIAD4508 Int. Expense on Transaction Accounts	0

RI-02.A.2A	RIAD4509 Int. Expense on MMDAs	0

RI-02.A.2B	RIAD4511 Int. Expense on Other Savings	0

RI-02.A.2C	RIADA517 Int. Exp - Time Deposits > $100,000	0

RI-02.A.2D	RIADA518 Int. Exp - Time Deposits < $100,000	0

RI-02.B	RIAD4180 Expense on Fed Funds Purchased	0

RI-02.C	RIAD4185 Int. Expense on Dem Notes & Trad Liab	0

RI-02.E	RIAD4200 Int. Expense on Subordinated Notes	0

RI-02.F	RIAD4073 Total Interest Expense	0

RI-03	RIAD4074 Net Interest Income	65

RI-04.A	RIAD4230 Prov for Credit Losses	0

RI-04.B	RIAD4243 Prov for Allocated Transfer Risk	0

RI-05.A	RIAD4070 Income from Fiduciary Activities	45669

RI-05.B	RIAD4080 Services Charges on Deposit Accounts	0

RI-05.C	RIADA220 Trading revenue.	0

RI-05.F.1	RIAD5407 Other Noninterest Income - Fee Income	55077

RI-05.F.2	RIAD5408 Other Noninterest Income - All Other	71

RI-05.G	RIAD4079 Total Noninterest Income	100817

RI-06.A	RIAD3521 Gain/Loss Sec Held to Maturities	0

RI-06.B	RIAD3196 Gain/Loss Sec Available-for-sale	0

RI-07.A	RIAD4135 Salaries and Benefits	58466

RI-07.B	RIAD4217 Fixed Assets	6340

RI-07.C	RIAD4092 Other Noninterest Expense	36843

RI-07.D	RIAD4093 Total Noninterest Expense	101649

RI-08	RIAD4301 Income before Taxes/Extra	-767

RI-09	RIAD4302 Income Taxes	-254

RI-10	RIAD4300 Income before Taxes/Other	-513

RI-11	RIAD4320 Extraordinary/Adj/Net of Taxes	0

RI-12	RIAD4340 Net Income	-513

RI-M.1	RIAD4513 Memoranda: Exempt After 8/7/86	0

RI-M.11	RIADA530 Does Bank have Subchapter-S Y/N	0

RI-M.12	RIAD4772 Deferred Portion Item 9 and 11	808

RI-M.2	RIAD8431 Memoranda: Icome - Sale Mutual Funds	0

RI-M.4	RIAD4150 Memoranda: # Full Time Employees	998

RI-M.5	RIAD4504 Memoranda: St/Loc Inc on Exempt Oblig	0

RI-M.6	RIAD4251 Memoranda: Ag Loans Interest	N/A

RI-M.7	RIAD9106 There is no description for this item	N/A

RI-M.8.A	RIAD8757 Memoranda: Trading Rev - Interest	0

RI-M.8.B	RIAD8758 Memoranda: Trading Rev - Foreign Exch	0

RI-M.8.C	RIAD8759 Memoranda: Trading Rev - Equity/Index	0

RI-M.8.D	RIAD8760 Memoranda: Trading Rev - Commodity	0

RI-M.9.A	RIAD8761 Memoranda: Impact - Interest Income	0

RI-M.9.B	RIAD8762 Memoranda: Impact - Interest Expense	0

RI-M.9.C	RIAD8763 Memoranda: Impact - Other Allocations	0

RIA01	RIAD3215 Equity/Capital Reported last year	48254

RIA02	RIAD3216 Equity/Capital Adjustemnt	0
RIA03	RIAD3217 Amended Balance Previous Year	48254

RIA04	RIAD4340 Net Income/Loss	-513

RIA05	RIAD4346 Sale/Conversion of Stock	0

RIA06	RIAD4356 Changes Incident to Combination	0

RIA07	RIAD4470 LESS: Cash Dividends on Preferred	0

RIA08	RIAD4460 LESS: Cash Dividends on Common	0

RIA09	RIAD4411 Changes in Accounting Principles	0

RIA10	RIAD4412 Correction of Accounting Errors	0

RIA11.A	RIAD8433 Net Unrealized Holding Avail Forsale	2

RIA11.B	RIAD4574 Accum net gain (loss) cash flow hedge	0

RIA12	RIAD4415 Other Parent Transactions	0

RIA13	RIAD3210 Total Eq/Capital Current Period	47743

RIB1.1.A	RIAD4256 RE Loans: Charge-Offs	0

RIB1.1.B	RIAD4257 RE Loans: Recoveries	0

RIB1.2.A	RIAD4258 Installment Loans: Charge-Offs	0

RIB1.2.B	RIAD4259 Installment Loans: Recoveries	0

RIB1.3.A	RIAD4262 Credit Card: Charge-Offs	0

RIB1.3.B	RIAD4263 Credit Card: Recoveries	0

RIB1.4.A	RIAD4264 Commercial Loans: Charge-Offs	0

RIB1.4.B	RIAD4265 Commercial Loans: Recoveries	0

RIB1.5.A	RIAD4266 Leases: Charge-Offs	0

RIB1.5.B	RIAD4267 Leases: Recoveries	0

RIB1.6.A	RIAD4635 Total Charge-Offs	0

RIB1.6.B	RIAD4605 Total Recoveries	0

RIB1.M.1.A	RIAD4643 Memoranda: (For Govt) Charge-Offs	0

RIB1.M.1.B	RIAD4627 Memoranda: (For Govt) Recoveries	0

RIB1.M.2.A	RIAD4268 Memoranda: (Ag Loans) Charge-Offs	N/A

RIB1.M.2.B	RIAD4269 Memoranda: (Ag Loans) Recoveries	N/A

RIB1.M.4.A	RIAD5443 Memo: Charge-offs: Loans to fin comm.	0

RIB1.M.4.B	RIAD5444 Memo: Recoveries: Loans to fin commcl	0

RIB1.M.5AA	RIAD5445 Memo: Charge-offs: Loans sec construc	0

RIB1.M.5AB	RIAD5446 Memo: Recoveries: Loans sec construct	0

RIB1.M.5BA	RIAD5447 Memo: Charge-offs: Loans sec farmland	0

RIB1.M.5BB	RIAD5448 Memo: Recoveries: Loans sec farmland	0

RIB1.M.5DA	RIAD5453 Memo: Charge-offs: Loans sec multifam	0

RIB1.M.5DB	RIAD5454 Memo: Recoveries: Loans sec multifaml	0

RIB1.M.5EA	RIAD5455 Memo: Charge-offs: Loans sec nonfarm	0

RIB1.M.5EB	RIAD5456 Memo: Recoveries: Loans sec nonfarm	0

RIB1.M5C1A	RIAD5449 Memo: Charge-offs: Revolv loans 1-4 r	0

RIB1.M5C1B	RIAD5450 Memo: Recoveries: Revolv loans 1-4 rs	0

RIB1.M5C2A	RIAD5451 Memo: Charge-offs: Other loans 1-4 rs	0

RIB1.M5C2B	RIAD5452 Memo: Recoveries: Other loans 1-4 res	0

RIB2.1	RIAD3124 Balance Reported 12/31/98	0

RIB2.2	RIAD2419 Recoveries	0

RIB2.3	RIAD2432 LESS: Charge-Offs	0

RIB2.4	RIAD4230 Provision for Credit Losses	0

RIB2.5	RIAD4815 Adjustments	0

RIB2.6	RIADA512 Bal End of Period	0

RIE01.A	RIAD5415 Other non-interest income (RI-5.f.2)	N/A

RIE01.B	RIAD5416 Other non-interest income (RI-5.f.2)	N/A

RIE01.C	RIAD5417 Other non-interest income (RI-5.f.2)	N/A

RIE01.D	RIAD4461 Other non-interest income (RI-5.f.2)	70

RIE01.E	RIAD4462 Other non-interest income (RI-5.f.2)	N/A

RIE01.F	RIAD4463 Other non-interest income (RI-5.f.2)	N/A

RIE02.A	RIAD4531 Other non-interest expense (RI-7.c)	0

RIE02.B	RIAD5418 Other non-interest expense (RI-7.c)	N/A

RIE02.C	RIAD5419 Other non-interest expense (RI-7.c)	N/A

RIE02.D	RIAD5420 Other non-interest expense (RI-7.c)	N/A

RIE02.E	RIAD4464 Other non-interest expense (RI-7.c)	6393

RIE02.F	RIAD4467 Other non-interest expense (RI-7.c)	3980

RIE02.G	RIAD4468 Other non-interest expense (RI-7.c)	8168

RIE03.A.1	RIAD6373 Extraordinary items and Adj (RI-11.a)	0

RIE03.A.2	RIAD4486 Applicable tax effect (RI-E, 3.a.1)	0

RIE03.B.1	RIAD4487 Extraordinary items and Adj (RI-11.a)	0

RIE03.B.2	RIAD4488 Applicable tax effect (RI-11.b)	0

RIE03.C.1	RIAD4489 Extraordinary items and Adj (RI-11.a)	0

RIE03.C.2	RIAD4491 Applicable tax effect (RI-11.b)	0

RIE04.A	RIAD4492 Equity cap adjustments (RIA-2)	N/A

RIE04.B	RIAD4493 Equity cap adjustments (RIA-2)	N/A

RIE05.A	RIAD4494 Acctg changes effects (RIA-9)	N/A

RIE05.B	RIAD4495 Acctg changes effects (RIA-9)	N/A

RIE06.A	RIAD4496 Corrections (RIA-10)	N/A

RIE06.B	RIAD4497 Corrections (RIA-10)	N/A

RIE07.A	RIAD4498 Transactions w/parent (RIA-12)	0

RIE07.B	RIAD4499 Transactions w/parent (RIA-12)	0

RIE08.A	RIAD4521 Adjs. to allow for l & l loss (RIB.2.	N/A

RIE08.B	RIAD4522 Adjs. to allow for l & l loss (RIB.2.	N/A

RIE09	RIAD4769 There is no description for this item	0